Exhibit 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated June 27, 1997 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-52364.




                                                       /s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,

June 28, 1999